Exhibit 25

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                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.  20549

                               ------------

                                 FORM T-1

                               ------------

                         STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF
                A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                               ------------

            CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
             A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

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                         THE CHASE MANHATTAN BANK
            (Exact name of trustee as specified in its charter)

         New York                               13-4994650
(State of incorporation if                    (I.R.S. employer
   not a national bank)                      identification No.)


          270 Park Avenue                           10017
      New York, New York 10017
(Address of principal executive offices)          (Zip Code)

                            William H. McDavid
                              General Counsel
                              270 Park Avenue
                         New York, New York 10017
                           Tel:  (212) 270-2611
         (Name, address and telephone number of agent for service)

                               ------------

                        MORGAN STANLEY FINANCE PLC
            (Exact name of obligor as specified in its charter)

            England                          (Not Applicable)
  (State or other jurisdiction               (I.R.S. employer
of incorporation or organization)          identification No.)


  25 Cabot Square - Canary Wharf              (Not Applicable)
      London, E14 4QA England
(Address of principal executive offices)         (Zip Code)

                               ------------

                        Dean Witter, Discover & Co.
        (to be renamed Morgan Stanley, Dean Witter, Discover & Co.)
       (Exact name of obligor/guarantor as specified in its charter)

             Delaware                           36-3145972
  (State or other jurisdiction                (I.R.S. employer
of incorporation or organization)            identification No.)




       Two World Trade Center                      10048
         New York, New York
(Address of principal executive offices)         (Zip Code)

                               ------------

   Senior and Subordinated Debt Securities of Morgan Stanley Finance plc
           Senior and Subordinated Guarantees of Debt Securities
                    (Title of the indenture securities)

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                                    GENERAL




Item 1. General Information.

      Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

      New York State Banking Department, State House, Albany, New York  12110

      Board of Governors of the Federal Reserve System, Washington, D.C., 20551

      Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

      Federal Deposit Insurance Corporation, Washington, D.C., 20429

      (b) Whether it is authorized to exercise corporate trust powers.

      Yes.

Item 2. Affiliations with the Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

Item 16. List of Exhibits

      List below all exhibits filed as a part of this Statement of Eligibility.

      1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

      2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

      3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

      4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

      5. Not applicable.

      6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

      7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      8. Not applicable.

      9. Not applicable.



                                 SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 22nd day of May, 1997.

                                    THE CHASE MANHATTAN BANK


                                    By: /s/T.J. Foley
                                        --------------------------
                                        Name:  T.J. Foley
                                        Title: Vice President




                                                         EXHIBIT 7 TO FORM T-1


                             Bank Call Notice

                          RESERVE DISTRICT NO. 2
                    CONSOLIDATED REPORT OF CONDITION OF

                         The Chase Manhattan Bank
               of 270 Park Avenue, New York, New York 10017
                  and Foreign and Domestic Subsidiaries,
                  a member of the Federal Reserve System,

                at the close of business March 31, 1997, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                                Dollar Amounts
                                                                                           ----------------------
                                                                                                 (in millions)
ASSETS:
Cash and balances due from depository institutions:
      Noninterest-bearing balances and currency and coin ............................                    $ 11,721
      Interest-bearing balances .....................................................                       3,473
Securities:
Held to maturity securities..........................................................                       2,965
Available for sale securities........................................................                      35,903
Federal Funds sold and securities purchased under agreements to resell ..............                      24,025
Loans and lease financing receivables:
      Loans and leases, net of unearned income ......................................      $123,957
      Less: Allowance for loan and lease losses......................................         2,853
                                                                                                 13
                                                                                            -------
      Less: Allocated transfer risk reserve .........................................
      Loans and leases, net of unearned income, allowance, and reserve ..............                     121,091
Trading Assets ......................................................................                      54,340
Premises and fixed assets (including capitalized leases).............................                       2,875
Other real estate owned .............................................................                         302
Investments in unconsolidated subsidiaries and associated companies..................                         139
Customers' liability to this bank on acceptances outstanding ........................                       2,270
Intangible assets ...................................................................                       1,535
                                                                                                           10,283
                                                                                                          -------
Other assets ........................................................................
                                                                                                         $270,922
                                                                                                          =======
      TOTAL ASSETS...................................................................
LIABILITIES:
Deposits:
      In domestic offices............................................................                    $ 84,776
      Noninterest-bearing ...........................................................       $32,492
                                                                                             52,284
                                                                                             ------
      Interest-bearing ..............................................................
      In foreign offices, Edge and Agreement subsidiaries, and IBF's.................                      69,171
      Noninterest-bearing ...........................................................         4,181
      Interest-bearing ..............................................................        64,990
Federal funds purchased and securities sold under agreements to repurchase...........                      32,885
Demand notes issued to the U.S. Treasury.............................................                       1,000
Trading liabilities..................................................................                      42,538
Other Borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
      With a remaining maturity of one year or less .................................                       4,431
      With a remaining maturity of more than one year ...............................                         466
Bank's liability on acceptances executed and outstanding.............................                       2,270
Subordinated notes and debentures....................................................                       5,911
Other liabilities....................................................................                      11,575
      TOTAL LIABILITIES..............................................................                     255,023
EQUITY CAPITAL:
Perpetual Preferred stock and related surplus........................................                           0
Common stock.........................................................................                       1,211
Surplus  (exclude all surplus related to preferred stock)............................                      10,283
Undivided profits and capital reserves...............................................                       4,941
Net unrealized holding gains (Losses)................................................
on available-for-sale securities.....................................................                        (552)
Cumulative foreign currency translation adjustments..................................                          16


TOTAL EQUITY CAPITAL.................................................................                      15,899
                                                                                                          -------

TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK AND EQUITY
CAPITAL..............................................................................                    $270,922
                                                                                                          =======

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                     JOSEPH L. SCLAFANI


We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                     WALTER V. SHIPLEY       )
                                     THOMAS G. LABRECQUE     )DIRECTORS
                                     WILLIAM B. HARRISON, JR.)